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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


               Date of report (Date of earliest event reported):
                                October 26, 2000


                                INGRAM MICRO INC
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                        1-12203                  62-1644402
(State of incorporation       (Commission File Number)       (I.R.S. Employer
   or organization)                                         Identification No.)


                            1600 E. St. Andrew Place
                            Santa Ana, CA 92799-5125
    (Address, including zip code of Registrant's principal executive offices)


       Registrant's telephone number, including area code: (714) 566-1000


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Item 7.  Financial Statements and Exhibits

Exhibit No.   Description

    99.1      Press Release dated October 26, 2000

Item 9.   Regulation FD Disclosure

     On October 26, 2000, Ingram Micro Inc. (the "Registrant") issued a press release announcing its financial results for the third quarter and thirty-nine weeks ended September 30, 2000. A copy of the press release is attached hereto as Exhibit 99.1, the text of which is incorporated by reference herein.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INGRAM MICRO INC


                                          By:  /s/  James E. Anderson, Jr.
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                                             Name:  James E. Anderson, Jr.
                                             Title: Senior Vice President,
                                                    Secretary and General
                                                    Counsel

Date:  October 26, 2000


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